PROXY                                                                      PROXY

                        PIONEER VARIABLE CONTRACTS TRUST
                          Real Estate Growth Portfolio


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            To be held March 5, 1996



The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of the Real Estate Growth Portfolio (the "Portfolio") of Pioneer Variable Contracts Trust (the "Trust") to be held on Tuesday, March 5, 1996 at 2:30 p.m. (Boston time) at the offices of Hale and Dorr, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Portfolio which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:


(1) To approve a new Investment Subadvisory Agreement with Boston Financial Securities, Inc.:

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         FOR     |_|         AGAINST     |_|         ABSTAIN     |_|
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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                            DATED:                , 1996


                                            ------------------------------------
                                                      Signature(s)

                                            In  signing,  please  write  name(s)
                                            exactly as  appearing  hereon.  When
                                            signing   as   attorney,   executor,
                                            administrator  or  other  fiduciary,
                                            please give your full title as such.
                                            Joint   owners   should   each  sign
                                            personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL AVOID THE NEED
                             FOR ADDITIONAL MAILINGS

VOTING INSTRUCTIONS                                          VOTING INSTRUCTIONS

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF
       SHAREHOLDERS OF THE REAL ESTATE GROWTH PORTFOLIO (THE "PORTFOLIO")
                OF PIONEER VARIABLE CONTRACTS TRUST (THE "TRUST")
                            To be held March 5, 1996



THIS INSTRUCTION FORM IS SOLICITED BY ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY ("ALLMERICA") FROM OWNERS OF VARIABLE ANNUITY CONTRACTS ISSUED BY ALLMERICA ("CONTRACT OWNERS") WHO HAVE SPECIFIED THAT A PORTION OF THEIR INVESTMENT BE ALLOCATED TO THE PORTFOLIO



The undersigned Contract Owner, having received notice of the meeting and management's proxy statement therefor, and revoking all prior instructions, hereby instructs that the votes attributable to the undersigned's interests with respect to the Portfolio be cast as designated below at the Special Meeting of Shareholders of the Portfolio to be held on Tuesday, March 5, 1996 at 2:30 p.m. (Boston time) at the offices of Hale and Dorr, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof:


(1) To approve a new Investment Subadvisory Agreement with Boston Financial Securities, Inc.:

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--------------------------------------------------------------------------------
         FOR     |_|        AGAINST     |_|       ABSTAIN     |_|
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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IN ITS  DISCRETION,  ALLMERICA IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WILL BE VOTED BY ALLMERICA IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ALLMERICA

                                            DATED:                  , 1996


                                            -----------------------------------
                                                      Signature(s)

                                            In  signing,  please  write  name(s)
                                            exactly as  appearing  hereon.  When
                                            signing   as   attorney,   executor,
                                            administrator  or  other  fiduciary,
                                            please give your full title as such.
                                            Joint   owners   should   each  sign
                                            personally.

                                                                       0296-3154